QUALCOMM Incorporated
2012 Annual Cash Incentive Plan
Performance Unit Agreement
This Award Agreement between QUALCOMM Incorporated (the “Company”) and [Insert Name] (the “Executive”) evidences the grant of a Performance Unit (this “Award”) under the QUALCOMM Incorporated 2006 Long-Term Incentive Plan (the “Plan”), representing a right to receive a cash payment equal to the amount determined by the Compensation Committee (the “Committee”) based on performance.

Definitions	Capitalized terms used in this Award Agreement have the meaning specified under the Plan, except as otherwise specified herein.
Grant Date	December [•], 2011
Performance Period	The Performance Period is the Company's 2012 fiscal year.
Performance Goals; Amount Payable Under this Award
The amount payable under this Award, if any, will be based on the extent to which the Company meets or exceeds the Performance Goals established by the Committee, which are as described in Appendix A, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan.
To be eligible to receive payment with respect to this Award, your Service must be continuous from the Grant Date through the Payment Date specified below.

Payment Date
This Award shall be paid in cash no later than 30 calendar days after the Committee's written certification of the attainment of the Performance Goals and determination of the amount, if any, to be paid.

Repayment Policy
By executing this Award Agreement, you acknowledge that any payment made with respect to this Award is subject to the QUALCOMM Incorporated Cash Incentive Compensation Repayment Policy (the “Repayment Policy”), a copy of which is attached to this Award Agreement and incorporated herein by reference. You hereby agree to be bound by the Repayment Policy.

Terms of the Plan
This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any conflict between this Award Agreement and the terms of the Plan, then the terms of the Plan control.

The Award Agreement is effective as of the latest date specified below.

QUALCOMM Incorporated

Name: Daniel Sullivan
Title: EVP, Human Resources
Date: [Insert Date]

I hereby acknowledge that I have read, understand, and accept the terms of this Award Agreement, the Plan, and the Repayment Policy.

Executive

Name:
Date:

Attachments:	Appendix A
Repayment Policy

APPENDIX A
FISCAL YEAR 2012 PERFORMANCE GOALS AND PAYMENT FORMULA
[Executive's Name]

Base Salary	Bonus Target as a Percent of Base Salary	Threshold Award Amount (30% of Target Award Amount)	Target Award Amount	Maximum Award Amount (250% of Target Award Amount)

I. Formula to Calculate Maximum Award Amount

Subject to the Committee's exercise of discretion under section 9.5(b) of the Plan, you will be eligible to earn the Maximum Award Amount specified above if the Company's fiscal 2012 Adjusted GAAP operating income is equal to or greater than $3,769,500,000 (75% of the Company's fiscal 2011 GAAP operating income). For this purpose, “2012 Adjusted GAAP operating income” is determined in accordance with U.S. generally accepted accounting principles or accounting standards as may be required by the Financial Accounting Standards Board as of the Grant Date (“GAAP”), but determined excluding (1) results from operations of the Qualcomm Strategic Initiative (“QSI”) segment; (2) all share-based compensation other than amounts related to share-based awards granted under a bonus program that may result in the issuance of unrestricted shares of the Company's common stock; (3) the following items resulting from acquisitions: acquired in-process research and development expenses, recognition of the step-up of inventories to fair value and amortization of certain intangible assets; and (4) losses or expenses attributable to discontinued operations, plant shut-downs, or other restructuring. If the Company's fiscal 2012 Adjusted GAAP operating income is less than $3,769,500,000, your Maximum Award Amount shall be reduced to an amount equal to (a) 0.50% of 2012 Adjusted GAAP operating income multiplied by (b) a fraction, the numerator of which is the Maximum Award Amount stated above, and the denominator of which is $17,208,750.

The actual amount of the payment you receive under this Award will be determined by the Committee at the end of the Performance Period based on the formula specified below for measuring the Company's financial performance and the Committee's exercise of discretion as provided in Section 9.5(b) of the Plan.

II. Formula to Calculate Amount Payable

No amount will be payable unless the Company has at least $4,877,508 in Non-GAAP operating income (as defined below) for fiscal 2012. If Non-GAAP operating income equals or exceeds that amount, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan, the conditions of this Award and the Maximum Award Amount determined above, the amount payable under this Award, if any, shall be calculated after the completion of fiscal 2012 as follows:

1.	The Company fiscal 2012 financial Performance Measures and Performance Targets for purposes of determining the amount payable under this Award are as follows:

Performance Measures		Performance Targets
•	Non-GAAP revenues:	$18,566,639
•	Non-GAAP operating income:	$6,967,868

“Non-GAAP revenues” and “Non-GAAP operating income” are as reported in the Company's fiscal 2012 annual earnings release, subject to adjustments pursuant to the policy established by the Committee. The Company applies a relative weighting of 40% to Non-GAAP revenues and 60% to Non-GAAP operating income.

2.
The weighted achievement ratio for Non-GAAP revenues will be the result of 0.40 multiplied by a fraction, the numerator of which is the reported Non-GAAP revenues for fiscal 2012, and the denominator of which is the fiscal 2012 Non-GAAP revenues objective stated above.

3.
The weighted achievement ratio for Non-GAAP operating income will be the result of 0.60 multiplied by a fraction, the numerator of which is the reported Non-GAAP operating income for fiscal 2012, and the denominator of which is the fiscal 2012 Non-GAAP operating income objective stated above.

4.
The resulting weighted achievement ratios for Non-GAAP revenues and Non-GAAP operating income will then be summed (the “Weighted Achievement Ratio”) and the “Incentive Multiple” will be calculated according to the schedule set forth below:

Potential Payout Level	Weighted Achievement Ratio	Incentive Multiple
Maximum	1.50 and above	2.50
	1.10	1.74
Target	1.00	1.00
	0.95	0.63
Threshold	0.80	0.30
	Below 0.80	0.00

The Incentive Multiple increases 2.2% for each 1% improvement in the Weighted Achievement Ratio from 0.80 to 0.95; 7.4% for each 1% improvement from 0.95 to 1.10; and 1.9% for each 1% improvement from 1.10 to 1.50. The maximum Incentive Multiple is 2.50 and applies to a Weighted Achievement Ratio of 1.5 or above.

5.	The amount payable under this Award shall be the result of the Target Award Amount multiplied by the Incentive Multiple determined in step 4 above.

QUALCOMM Incorporated
2012 Annual Cash Incentive Plan
Performance Unit Agreement
This Award Agreement between QUALCOMM Incorporated (the “Company”) and [Insert Name] (the “Executive”) evidences the grant of a Performance Unit (this “Award”) under the QUALCOMM Incorporated 2006 Long-Term Incentive Plan (the “Plan”), representing a right to receive a cash payment equal to the amount determined by the Compensation Committee (the “Committee”) based on performance.

Definitions	Capitalized terms used in this Award Agreement have the meaning specified under the Plan, except as otherwise specified herein.
Grant Date	December [•], 2011
Performance Period	The Performance Period is the Company's 2012 fiscal year.
Performance Goals; Amount Payable Under this Award
The amount payable under this Award, if any, will be based on the extent to which the Company meets or exceeds the Performance Goals established by the Committee, which are as described in Appendix A, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan.
To be eligible to receive payment with respect to this Award, your Service must be continuous from the Grant Date through the Payment Date specified below.

Payment Date
This Award shall be paid in cash no later than 30 calendar days after the Committee's written certification of the attainment of the Performance Goals and determination of the amount, if any, to be paid.

Repayment Policy
By executing this Award Agreement, you acknowledge that any payment made with respect to this Award is subject to the QUALCOMM Incorporated Cash Incentive Compensation Repayment Policy (the “Repayment Policy”), a copy of which is attached to this Award Agreement and incorporated herein by reference. You hereby agree to be bound by the Repayment Policy.

Terms of the Plan
This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any conflict between this Award Agreement and the terms of the Plan, then the terms of the Plan control.

The Award Agreement is effective as of the latest date specified below.

QUALCOMM Incorporated

Name: Daniel Sullivan
Title: EVP, Human Resources
Date: [Insert Date]

I hereby acknowledge that I have read, understand, and accept the terms of this Award Agreement, the Plan, and the Repayment Policy.

Executive

Name:
Date:

Attachments:	Appendix A
Repayment Policy

APPENDIX A
FISCAL YEAR 2012 PERFORMANCE GOALS AND PAYMENT FORMULA
[Executive's Name]

Base Salary	Bonus Target as a Percent of Base Salary	Threshold Award Amount (30% of Target Award Amount)	Target Award Amount	Maximum Award Amount (250% of Target Award Amount)

Formula to Calculate Amount Payable

No amount will be payable unless the Company has at least $4,877,508 in Non-GAAP operating income (as defined below) for fiscal 2012. If Non-GAAP operating income equals or exceeds that amount, subject to the Committee's exercise of discretion under section 9.5(b) of the Plan, the conditions of this Award and the Maximum Award Amount determined above, the amount payable under this Award, if any, shall be calculated after the completion of fiscal 2012 as follows:

1.	The Company fiscal 2012 fiscal 2012 financial Performance Measures and Performance Targets for purposes of determining the amount payable under this Award are as follows:

Performance Measures		Performance Targets
•	Non-GAAP revenues:	$18,566,639
•	Non-GAAP operating income:	$6,967,868

“Non-GAAP revenues” and “Non-GAAP operating income” are as reported in the Company's fiscal 2012 annual earnings release, subject to adjustments pursuant to the policy established by the Committee. The Company applies a relative weighting of 40% to Non-GAAP revenues and 60% to Non-GAAP operating income.

2.
The weighted achievement ratio for Non-GAAP revenues will be the result of 0.40 multiplied by a fraction, the numerator of which is the reported Non-GAAP revenues for fiscal 2012, and the denominator of which is the fiscal 2012 Non-GAAP revenues objective stated above.

3.
The weighted achievement ratio for Non-GAAP operating income will be the result of 0.60 multiplied by a fraction, the numerator of which is the reported Non-GAAP operating income for fiscal 2012, and the denominator of which is the fiscal 2012 Non-GAAP operating income objective stated above.

4.
The resulting weighted achievement ratios for Non-GAAP revenues and Non-GAAP operating income will then be summed (the “Weighted Achievement Ratio”) and the “Incentive Multiple” will be calculated according to the schedule set forth below:

Potential Payout Level	Weighted Achievement Ratio	Incentive Multiple
Maximum	1.50 and above	2.50
	1.10	1.74
Target	1.00	1.00
	0.95	0.63
Threshold	0.80	0.30
	Below 0.80	0.00

The Incentive Multiple increases 2.2% for each 1% improvement in the Weighted Achievement Ratio from 0.80 to 0.95; 7.4% for each 1% improvement from 0.95 to 1.10; and 1.9% for each 1% improvement from 1.10 to 1.50. The maximum Incentive Multiple is 2.50 and applies to a Weighted Achievement Ratio of 1.5 or above.

5.	The amount payable under this Award shall be the result of the Target Award Amount multiplied by the Incentive Multiple determined in step 4 above.